EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of Sarbanes-Oxley Act of 2002

I, Stuart A. Benson, Chief Executive Officer (Principal Executive Officer), certify that this annual report on Form 10-KSB for the annual period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Vital Living, Inc. and its subsidiaries for the periods presented.

Date: March 30, 2004	/s/ Stuart A. Benson
Stuart A. Benson
Chief Executive Officer
(Principal Executive Officer)